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                                                                   Exhibit 4.30

                                                                [EXECUTION COPY]


                          MODIFICATION AGREEMENT NO. 1
                                       TO
                    AMENDED AND RESTATED REDUCING REVOLVING
                                CREDIT AGREEMENT


         THIS MODIFICATION AGREEMENT NO. 1 (the "Modification Agreement No. 1"), dated as of October 24, 1996, to the Reducing Revolving Credit Agreement, dated as of July 21, 1993, as amended and restated as of May 3, 1996 (as further amended, supplemented, amended and restated or otherwise modified from time to time, the "Existing Credit Agreement"), among SHONEY'S, INC., a Tennessee corporation (the "Borrower"), CIBC INC., acting through its Atlanta Office and various other financial institutions, which are now, or in accordance with Section 10.10 of the Existing Credit Agreement hereafter become, parties thereto (collectively, the "Lenders" and, individually, a "Lender"), and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian chartered bank acting through its New York Agency, as Agent and Collateral Agent (the "Agent") for the Lenders;


                              W I T N E S S E T H:


         WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended in certain respects as set forth herein; and

         WHEREAS, the Lenders are willing to amend such provisions of the Existing Credit Agreement and to take or permit the taking of certain actions as set forth herein, but only on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

                 SECTION 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Modification Agreement No. 1, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
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         "Agent" has the meaning assigned to such term in the preamble.

         "Borrower" has the meaning assigned to such term in the preamble.

         "Existing Credit Agreement" has the meaning assigned to such term in the preamble.

         "Lenders" and "Lender" have the respective meanings assigned to such terms in the preamble.

         "Modification Agreement No. 1" has the meaning assigned to such term in the preamble.

         "Modification Effective Date" has the meaning assigned to such term in
Section 3.1.

                 SECTION 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Modification Agreement No. 1, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.


                                   ARTICLE II
                     AMENDMENT OF EXISTING CREDIT AGREEMENT
                     AS OF THE MODIFICATION EFFECTIVE DATE

         Effective on (and subject to the occurrence of) the Modification Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

                 SECTION 2.1.     Modification of Article I (Definitions).
         Article I of the Existing Credit Agreement is hereby modified as follows:

                 SECTION 2.1.1. The definition of "Affiliate" is amended by adding the following sentence after the last sentence thereof:





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                 "In connection with the sale of capital stock or warrants
                 exercisable for capital stock of ShoLodge by the Borrower, ShoLodge shall not be considered an Affiliate of the Borrower or any of its Affiliates."

                 SECTION 2.2.     Modification of Article VII (Covenants).
         Article VII of the Existing Credit Agreement is hereby modified as follows:

                 SECTION 2.2.1. Section 7.2.17 of the Existing Credit Agreement is hereby amended by deleting the proviso at the end thereof and substituting the following in its place:

                 "provided, however, that the Borrower may (i) terminate the relevant franchise agreements in connection with Franchise Acquisitions and (ii) terminate or modify any franchise agreement with ShoLodge in connection with the sale of capital stock or warrants exercisable for capital stock of ShoLodge (including, without limitation, acceleration of royalty payments)."


                                  ARTICLE III
                          CONDITIONS TO EFFECTIVENESS

                 SECTION 3.1. Modification Effective Date. This Modification Agreement No. 1 shall become effective as of the date first above written, when all of the conditions set forth in Sections
         3.1.1 through 3.1.3 shall have been satisfied (the "Modification Effective Date").

                 SECTION 3.1.1. Resolutions, etc. The Agent shall have received from the Borrower, a certificate, dated the Modification Effective Date, of its Secretary or any Assistant Secretary as to:

                          (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery, and performance of this Modification Agreement No. 1 and each other Loan Document to be executed by it;

                          (b) the incumbency and signatures of the officers of the Borrower authorized to act with respect to this Modification Agreement No. 1 and each other Loan Document to be executed by it (upon which certificate the Agent and each Lender may conclusively rely until the Agent shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate, which further certificate shall be reasonably satisfactory to the Agent).





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                 SECTION 3.1.2.  Execution of Counterparts.  The Agent shall have received counterparts of this Modification Agreement No. 1 duly executed by the Borrower, the Agent, and the Required Lenders.

                 SECTION 3.1.3. Compliance with Warranties; No Default etc. The Agent shall have received from an Authorized Officer of the Borrower a certificate, dated the date first above written, stating that

                          (a) the representations and warranties set forth in
                 Article VI of the Existing Credit Agreement (excluding, however, those contained in Section 6.7 thereof) and the representations and warranties set forth in each of the other Loan Documents, in each case as modified in accordance herewith, are true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

                          (b) except as disclosed by the Borrower to the Agent and the Lenders pursuant to Section 6.7 of the Existing Credit Agreement:

                                  (i) no labor controversy, litigation,
                          arbitration or governmental investigation or proceeding is pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might have a Materially Adverse Effect; and

                                  (ii)     no development has occurred in any
                          labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 of the Existing Credit Agreement which might have a Materially Adverse Effect; and

                          (c) no Default has occurred and is continuing, and
                 neither the Borrower nor any of its Subsidiaries is in material violation of any law or government regulation or court order or decree.


                                   ARTICLE IV
                                 MISCELLANEOUS

                 SECTION 4.1. Cross References. References in this Modification Agreement No. 1 to any article or section are, unless otherwise specified, to such article or section of this Modification Agreement No. 1.

                 SECTION 4.2. Instrument Pursuant to Existing Credit Agreement; Limited Waiver. This Modification Agreement No. 1 is a Loan Document executed





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         pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered, and applied in accordance with all of the terms and provisions of the Existing Credit Agreement. Any term or provision of and any modification effected by this Modification Agreement No. 1 may be modified in any manner by an instrument in writing executed by the Borrower and the Required Lenders (or the Agent on behalf of and with the consent of the Required Lenders). Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Existing Credit Agreement shall remain unmodified and unwaived. The modifications set forth herein shall be limited precisely as provided for herein to the provisions expressly modified herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower which could require the consent of any of the Lenders under the Existing Credit Agreement.

                 SECTION 4.3. Successors and Assigns. This Modification Agreement No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 SECTION 4.4. Counterparts. This Modification Agreement No. 1 may be executed by the parties hereto in several counterparts which shall be executed by the Borrower, each of the Required Lenders and the Agent, as the case may be, all of which shall be deemed to be an original and which shall constitute together but one and the same agreement.

                 SECTION 4.5. Event of Default. It is understood and agreed that any breach of any representation or warranty or covenant contained herein shall constitute an Event of Default.





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         IN WITNESS WHEREOF, the parties hereto have caused this Modification
Agreement No. 1 to be executed by the respective officers hereunder duly authorized as of the day and year first above written.

                                        SHONEY'S, INC.


                                        By:
                                           -------------------------------------
                                        Title: Treasurer


                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, acting through
                                        its NEW YORK AGENCY, as
                                        Agent


                                        By:
                                           -------------------------------------
                                        Title: Authorized Signatory


                                        CIBC INC., acting through
                                         its Atlanta Office

                                        By:
                                           -------------------------------------
                                        Title: Authorized Signatory


                                        NATIONSBANK OF TENNESSEE, N.A.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE BANK OF NEW YORK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------




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                                        LTCB TRUST COMPANY


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        THE BANK OF NOVA SCOTIA


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        FIRST UNION NATIONAL BANK
                                         OF NORTH CAROLINA


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        THE BANK OF TOKYO-MITSUBISHI TRUST
                                         COMPANY


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------




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                                        THE FUJI BANK, LIMITED


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        KREDIETBANK N.V.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        ALLIED IRISH BANK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        MERCANTILE BANK OF ST. LOUIS,
                                         NATIONAL ASSOCIATION


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        PNC BANK, KENTUCKY, INC.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE ROYAL BANK OF SCOTLAND


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------




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                                        GIROCREDIT BANK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        FIRST AMERICAN NATIONAL BANK


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------


                                        THE SUMITOMO BANK, LIMITED


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------




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